SP Funds Trust N-CSRS

Exhibit 99-906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the SP Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the SP Funds Trust for the period ended April 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the SP Funds Trust for the stated period.

/s/ Irfan Chaudhry		/s/ Glenn Vitale
Irfan Chaudhry President/Principal Executive Officer, SP Funds Trust		Glenn Vitale Treasurer/Principal Financial Officer, SP Funds Trust
Dated:	July 6, 2025	Dated:	July 4, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by SP Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.

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